First Quarter 2017 Earnings Call April 27, 2017 Exhibit 99.2

Terminology The terms “we,” “our,” “us,” “the Company,” “CSTR” and “CapStar” that appear in this presentation refer to CapStar Financial Holdings, Inc. and its wholly-owned subsidiary, CapStar Bank. The terms “CapStar Bank,” “the bank” and “our bank” that appear in this presentation refer CapStar Bank. Contents of Presentation Except as is otherwise expressly stated in this presentation, the contents of this presentation are presented as of the date on the front cover of this presentation. Market Data Market data used in this presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. CSTR did not commission the preparation of any of the sources or publications referred to in this presentation. CSTR has not independently verified the data obtained from these sources, and, although CSTR believes such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Non-GAAP Disclaimer This presentation includes the following financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”): pre-tax, pre-provision net income, pre-tax, pre-provision return on average assets, tangible equity, tangible common equity, tangible assets, return on average tangible equity, return on average tangible common equity, book value per share (as adjusted), tangible book value per share (as reported and as adjusted), tangible equity to tangible assets and adjusted shares outstanding at end of period. CSTR non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to its financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting the Company’s business, and (iii) allow investors to evaluate the Company’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CSTR acknowledges that its non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. See the Appendix to this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclaimer

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and our financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire”, “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “ roadmap,” “goal,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. The inclusion of these forward-looking statements should not be regarded as a representation by us or any other person that such expectations, estimates and projections will be achieved. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: Economic conditions (including interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation and deflation) that impact the financial services industry as a whole and/or our business; the concentration of our business in the Nashville metropolitan statistical area (“MSA”) and the effect of changes in the economic, political and environmental conditions on this market; increased competition in the financial services industry, locally, regionally or nationally, which may adversely affect pricing and the other terms offered to our clients; our dependence on our management team and board of directors and changes in our management and board composition; our reputation in the community; our ability to execute our strategy and to achieve our loan ROAA and efficiency ratio goals, hire seasoned bankers, loan and deposit growth through organic growth and strategic acquisitions; credit risks related to the size of our borrowers and our ability to adequately identify, assess and limit our credit risk; our concentration of large loans to a small number of borrowers; the significant portion of our loan portfolio that originated during the past two years and therefore may less reliably predict future collectability than older loans; the adequacy of reserves (including our allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserve; non-performing loans and leases; non-performing assets; charge-offs, non-accruals, troubled debt restructurings, impairments and other credit-related issues; adverse trends in the healthcare service industry, which is an integral component of our market’s economy; our management of risks inherent in our commercial real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of our collateral and our ability to sell collateral upon any foreclosure; governmental legislation and regulation, including changes in the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act of 2010, as amended, Basel guidelines, capital requirements, accounting regulation or standards and other applicable laws and regulations; the loss of large depositor relationships, which could force us to fund our business through more expensive and less stable sources; operational and liquidity risks associated with our business, including liquidity risks inherent in correspondent banking; volatility in interest rates and our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to our earnings from a change in interest rates; the potential for our bank’s regulatory lending limits and other factors related to our size to restrict our growth and prevent us from effectively implementing our business strategy; strategic acquisitions we may undertake to achieve our goals; the sufficiency of our capital, including sources of capital and the extent to which we may be required to raise additional capital to meet our goals; fluctuations in the fair value of our investment securities that are beyond our control; deterioration in the fiscal position of the U.S. government and downgrades in Treasury and federal agency securities; potential exposure to fraud, negligence, computer theft and cyber-crime; the adequacy of our risk management framework; our dependence on our information technology and telecommunications systems and the potential for any systems failures or interruptions; our dependence upon outside third parties for the processing and handling of our records and data; our ability to adapt to technological change; the financial soundness of other financial institutions; our exposure to environmental liability risk associated with our lending activities; our engagement in derivative transactions; our involvement from time to time in legal proceedings and examinations and remedial actions by regulators; the susceptibility of our market to natural disasters and acts of God; and the effectiveness of our internal controls over financial reporting and our ability to remediate any future material weakness in our internal controls over financial reporting. The foregoing factors should not be construed as exhaustive and should be read in conjunction with those factors that are detailed from time to time in the Company’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Item 1A. Risk Factors” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. Safe Harbor Statements

Net Income of $0.3MM, Fully Diluted EPS at $0.03 for the quarter primarily driven by two credits. The EPS impact of these two items was $0.18 for the quarter. Growth remains strong and we are committed to achieving a 1.00% ROAA by the end of 2018. The following are first quarter highlights vs. the same period last year: Pretax, Pre-Provision Income up 11%, 18% excluding non-accrual items Average Loan growth up 19% Average Deposit growth up 11% Average DDA and NOW (combined) up 38% Net Interest Margin at 3.12%, down 5 bps vs. 4Q16 Proactively dealing with two credits: Both credits were placed on non accrual One credit was charged off for $1.1MM and remaining balance was subsequently paid off A $2.0MM specific reserve was placed on the second credit 1Q17 Financial Highlights

1Q17 Summary Results/Financial Highlights Soundness Profitability Growth 19% Growth 11% Growth 38% Growth

Our profitability roadmap is dependent on expanding existing relationships and acquiring new relationships. With loans typically leading the relationship, a full relationship typically consists of the following: Operating account (DDA or NOW) Treasury Management Loan We continue to build share of wallet with current customer base. We continue to build full relationships 38% Growth 19% Growth 46% Growth

Summary Financials 1Q17 CapStar continues to experience balance sheet growth over the prior year. Pre-tax, Pre-Provision income increased 11% over the prior year. *Reconciliation provided in non-GAAP tables   Three Months Ended March 31, $ in millions 2017 2016 % Change Balance Sheet (Period Averages) Loans (Excl HFS) $ 974 $ 822 19% Deposits 1,144 1,027 11% Total Transaction Deposits (DDA + Now) 541 393 38% Total Assets 1,340 1,181 13%         Income Statement Net Interest Income $ 9.9 $ 9.0 11% Non Interest Income 2.1 2.4 -10% Total Revenue 12.1 11.3 7% Provision for Loan and Lease Losses 3.4 0.9 263% Non Interest Expense 8.4 8.0 5% Income before Income Taxes 0.3 2.4 -88% Income Tax Expense (0.0) 0.8 -106% Net Income 0.3 1.6 -79%         Pre-tax Pre-Provision Income* 3.7 3.3 11% Pre-tax Pre-Provision Income Adjusted for non-accrual 3.9 3.3 18%         Relationship driven products Core earnings growth Operating Leverage of 1.4x Slightly lower Mortgage income and Loan Fees

Loan Growth 19% Growth     % Change Vs. $ in millions Q1-17 Q4-16 Q1-16 Balance Sheet (Quarter Averages) C&I - Healthcare $ 191 11% 15% C&I - All Other 216 34% 9% Commercial and Industrial 407 23% 11% Commercial Real Estate 317 37% 23% Consumer Real Estate 97 -8% 5% Construction and Land Development 97 9% 82% Consumer 5 -128% -37% Other 52 -73% 12% Total $ 975 15% 18% Less Net Unearned Income (1) -113% -40% Total Loans (Net of Unearned Income) $ 974 15% 19%

Q1 Production was 26% higher than 4th quarter and prior year. Payoff and paydowns normalized during the quarter. Line utilization continues to provide opportunity for future loan fundings. New Loan production at highest level in the last five quarters ¹Source: Internal CapStar records. New loans include new fundings to new and existing clients as well as increases in lines of credit. Pay offs and pay downs include line decreases, payoffs of existing loans and loan amortization. Loan Balances are EOP and exclude HFS loans.

Loan Yields Absent the loans placed on non-accrual, our loan yield would have increased to 4.33%. Our variable rate loans are repricing as expected. Lower loan fees and yields on new loan production negatively impacted our overall portfolio yield for the quarter. Loan Yield Rollforward     4Q16 (Avg) 4.32% New Loan Production -0.02% Loans Paid Off 0.02% Loans to Non-Accrual -0.09% Lower Loan Fees -0.07% Repricing of Remaining Portfolio 0.08% 1Q17 (Avg) 4.24%

Deposit Growth and Costs 11% Growth     % Change Vs. $ in millions Q1-17 Q4-16 Q1-16 Balance Sheet (Quarter Averages) Non-Interest Bearing $ 210 30% 11% Interest Checking (NOW) 331 62% 63% Savings & Money Market 434 -19% -3% Time Deposit's under $100K 41 -17% -11% Time Deposit's over $100K 128 -79% -11% Deposits $ 1,144 2% 11% * * Annualized % Change from Q4-16 to Q1-17 Fed Funds 0.50% Fed Funds 0.75% Fed Funds 1.00%

Net Interest Margin and Interest Rate Sensitivity Absent the loans placed on non-accrual, our NIM would have increased to 3.19%. Our net interest margin was impacted by yields on new production, runoff and loans placed on non-accrual status. We continue to improve our balance sheet mix and loan/deposit ratio. Net Interest Margin     4Q16 (Avg) 3.17% Loan placed on non-accrual status -0.07% Loan Volumes, Coupon 0.10% Lower loan fees -0.02% Increased deposit costs -0.09% Other (Lower Cash, Higher Yield on Investment Securities) 0.03% 1Q17 (Avg) 3.12%

Service charges have steadily increased as we gain share of wallet with our client base. Loan fees are in line with expectations but lower than 1Q16 due to several one-time fees. Mortgage fees seasonally lower than last quarter. TriNet (net gain on sale of loans) producing meaningful fee income. Non-Interest Income   Three Months Ended (Dollars in thousands) March 31, December 31, September 30, June 30, March 31, 2017 2016 2016 2016 2016 Non Interest Income           Service Charges on Deposit Accounts $ 329 $ 303 $ 277 $ 303 $ 225 Loan Commitment Fees 236 217 329 143 430 Mortgage Fees 1,216 2,033 2,339 1,655 1,347 Wealth Management 42 30 25 27 31 Gain on OREO - - - 85 73 BOLI 144 150 151 150 150 Net Gain (Loss) on Sale of Securities (6) - (4) 86 39 Net Gain (Loss) on Sale of Loans 82 125 - 9 - Other 91 95 74 111 76 Total Non Interest Income $ 2,134 $ 2,954 $ 3,191 $ 2,568 $ 2,371 Average Assets $ 1,340,237 $ 1,324,620 $ 1,296,871 $ 1,247,077 $ 1,181,428 Non Interest Income / Average Assets 0.65% 0.89% 0.98% 0.83% 0.81%

Total Production ($mm) Mortgage Operations Purchase vs. Refinance (% of Total Production) Acquisition of Farmington Financial closed 2/3/14 Data as of or for the twelve months ended 12/31 each respective year Data as of or for the three months ended 3/31 each respective year The acquisition of Farmington Financial in February 2014 added mortgage origination services to CapStar’s product offering and enhanced fee income generation. Farmington’s strategy is to originate conforming loans which are sold into the secondary mortgage market. As of March 2017, approximately 72% of originated loans represent new loan originations as opposed to refinancings. (1) (2) (2) (1) (2) (2) (3) (3) (3)

Non-Interest Expense   Three Months Ended (Dollars in thousands) March 31, December 31, September 30, June 30, March 31, 2017 2016 2016 2016 2016 Non Interest Expense           Salaries and Employee Benefits $ 5,086 $ 5,185 $ 5,119 $ 4,938 $ 5,218 Data Processing & Software 621 542 627 635 568 Professional Fees 365 406 391 426 331 Occupancy 449 366 352 371 410 Equipment 496 443 458 436 407 Regulatory Fees 307 348 250 265 227 Advertising & Marketing 143 88 56 84 140 Mortgage Earnout – Contingent Liability 50 774 661 123 123 Other 859 489 612 672 586 Total Non Interest Expense $ 8,375 $ 8,642 $ 8,527 $ 7,951 $ 8,010 Efficiency Ratio 69.4% 65.8% 64.0% 67.6% 70.7%             Overall expense base of $8.3MM trended down as guided from last quarter. Efficiency ratio elevated but impacted by revenue, not an increase in expense. Other non-interest expenses increased due to one-time expenses related to moving our headquarters, and an increase in special asset expense.

Credit Quality

With our initial public offering in September 2016, CapStar continues to have capital ratios well above regulatory guidelines. Capital *Reconciliation provided in non-GAAP tables Capital Ratios Q1-17   Q4-16   Q3-16   Q2-16   "Well Capitalized" Guidelines                     Tangible Equity / Tangible Assets* 9.74%   10.01%   10.07%   8.28%   NA Tangible Common Equity / Tangible Assets* 9.08%   9.34%   9.39%   7.02%   NA Tier 1 Leverage Ratio 10.37%   10.46%   10.47%   8.90%   ≥ 5.00% Tier 1 Risk Based Capital Ratio 11.01%   11.61%   11.46%   9.73%   ≥ 8.00% Total Risk Based Capital Ratio 12.13%   12.60%   12.45%   10.67%   ≥ 10.00%

CapStar’s strategy remains one of sound, profitable growth We are disappointed in first quarter performance Proactively re-evaluating and refining our Healthcare strategy Focused on consistently driving performance throughout the company We remain committed to achieving a 1.0% ROAA by the end of 2018 Strategic M&A is a focus Key Takeaways

Appendix: Historical Financials

Historical Financials * Reconciliation provided in non-GAAP tables   Three Months Ended Twelve Months Ended December 31, March 31, (Dollars in thousands, except per share information) 2017 2016 2016 2015 2014 2013 2012 2011 STATEMENT OF INCOME DATA                 Interest Income $ 11,979 $ 10,598 $ 45,395 $ 40,504 $ 38,287 $ 41,157 $ 33,966 $ 23,454 Interest Expense 2,047 1,642 6,932 5,731 5,871 6,576 6,682 7,146 Net Interest Income 9,932 8,956 38,463 34,773 32,416 34,581 27,284 16,308 Provision for Loan and Lease Losses 3,405 937 2,829 1,651 3,869 938 3,968 1,897 Non-Interest Income 2,134 2,371 11,084 8,884 7,419 1,946 1,935 874 Non-Interest Expense 8,375 8,010 33,129 30,977 28,562 25,432 19,021 13,211 Income before Income Taxes 285 2,380 13,590 11,029 7,404 10,157 6,230 2,073 Income Tax Expense (47) 796 4,493 3,470 2,412 3,749 (3,168) - Net Income 332 1,584 9,097 7,559 4,992 6,408 9,398 2,073 Pre-Tax Pre-Provision Net Income * 3,690 3,317 16,419 12,680 11,273 11,095 10,197 3,970

Historical Financials

	Three Months Ended March 31,		Twelve Months Ended December 31,					
(Dollars in thousands, except per share information)	2017	2016	2016	2015	2014	2013	2012	2011
BALANCE SHEET (AT PERIOD END)								
Cash & Due From Banks	$ 60,039	$ 76,707	$ 80,111	$ 100,185	$ 73,934	$ 44,793	$ 113,282	$ 44,043
Investment Securities	241,915	238,179	235,250	221,890	285,514	305,291	280,115	236,837
Loans Held for Sale	35,371	29,530	42,111	35,729	15,386	-	-	-
Gross Loans and Leases (Net of Unearned Income)	1,003,434	837,690	935,251	808,396	713,077	626,382	624,328	430,329
Total Intangibles	6,276	6,330	6,290	6,344	6,398	284	317	-
Total Assets	1,381,703	1,223,180	1,333,675	1,206,800	1,128,395	1,009,485	1,031,755	711,183
Deposits	1,157,995	1,086,337	1,128,722	1,038,460	981,057	879,165	919,782	621,212
Borrowings and Repurchase Agreements	75,000	15,000	55,000	48,755	34,837	29,494	7,452	12,622
Total Liabilities	1,241,491	1,112,321	1,194,468	1,098,214	1,025,744	913,294	931,277	636,613
Common Equity	131,211	94,359	130,207	92,086	86,151	79,691	83,977	58,070
Preferred Equity	9,000	16,500	9,000	16,500	16,500	16,500	16,500	16,500
Total Shareholders' Equity	140,211	110,859	139,207	108,586	102,651	96,191	100,478	74,570
Tangible Equity *	133,935	104,528	132,918	102,242	96,253	95,907	100,160	74,570

* Reconciliation provided in non-GAAP tables

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Historical Financials * Reconciliation provided in non-GAAP tables ** Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income.   Three Months Ended Twelve Months Ended December 31, March 31, (Dollars in thousands, except per share information) 2017 2016 2016 2015 2014 2013 2012 2011 SELECTED PERFORMANCE RATIOS                 Return on Average Assets (ROAA) 0.10% 0.54% 0.72% 0.66% 0.47% 0.62% 1.11% 0.34% Pre-Tax Pre-Provision Return on Average Assets (PTPP ROAA) * 1.12% 1.13% 1.30% 1.11% 1.06% 1.08% 1.20% 0.65% Return on Average Equity (ROAE) 0.95% 5.75% 7.57% 7.08% 4.94% 6.46% 10.56% 2.94% Return on Average Tangible Equity (ROATE) * 1.00% 6.10% 7.99% 7.53% 5.30% 6.48% 10.70% 2.94% Return on Average Tangible Common Equity (ROATCE) * 1.07% 7.24% 9.16% 9.01% 6.43% 7.78% 13.17% 3.83% Net Interest Margin 3.12% 3.18% 3.17% 3.19% 3.20% 3.45% 3.30% 2.73% Efficiency Ratio ** 69.42% 70.71% 66.86% 70.96% 71.70% 69.62% 65.10% 76.89% Non-Interest Income / Average Assets 0.65% 0.81% 0.88% 0.78% 0.70% 0.19% 0.23% 0.14% Non-Interest Expense / Average Assets 2.53% 2.73% 2.62% 2.72% 2.68% 2.47% 2.25% 2.16% Loan and Lease Yield 4.24% 4.39% 4.33% 4.53% 4.74% 5.48% 5.50% 5.02% Deposit Cost 0.67% 0.61% 0.59% 0.56% 0.62% 0.71% 0.89% 1.34%

Historical Financials

	Three Months Ended March 31,		Twelve Months Ended December 31,					
(Dollars in thousands, except per share information)	2017	2016	2016	2015	2014	2013	2012	2011
PER SHARE OUSTANDING DATA								
Basic Net Earnings per Share	$0.03	$0.18	$0.98	$0.89	$0.59	$0.75	$1.20	$0.29
Diluted Net Earnings per Share	$0.03	$0.15	$0.81	$0.73	$0.49	$0.62	$1.00	$0.24
Book Value Per Share, Reported	$11.70	$10.87	$11.62	$10.74	$10.17	$9.54	$9.65	$8.13
Tangible Book Value Per Share, Reported	$11.14	$10.14	$11.06	$10.00	$9.41	$9.51	$9.61	$8.13
Book Value Per Share, Adjusted *	$11.59	$10.78	$11.52	$10.66	$10.18	$9.65	$9.74	$8.52
Tangible Book Value Per Share, Adjusted *	$11.07	$10.16	$11.00	$10.04	$9.55	$9.63	$9.71	$8.52
Shares of Common Stock Outstanding at End of Period	11,218,328	8,677,902	11,204,515	8,577,051	8,471,516	8,353,087	8,705,283	7,142,783
CAPITAL RATIOS (AT PERIOD END)								
Tier 1 Leverage Ratio	10.37%	9.16%	10.46%	9.33%	8.56%	8.96%	9.22%	10.31%
Common Equity Tier 1 Capital (Cet1)	10.32%	8.75%	10.90%	8.89%	-	-	-	-
Tier 1 Risk-Based Capital	11.01%	10.26%	11.61%	10.41%	10.32%	11.14%	11.77%	13.47%
Total Risk-Based Capital Ratio	12.13%	11.26%	12.60%	11.42%	11.54%	12.19%	12.86%	14.68%
Total Shareholders' Equity to Total Assets Ratio	10.15%	9.06%	10.44%	9.00%	9.10%	9.54%	9.74%	10.49%
Tangible Equity to Tangible Assets *	9.74%	8.59%	10.01%	8.52%	8.58%	9.51%	9.71%	10.49%

* Reconciliation provided in non-GAAP tables

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Historical Financials * Reconciliation provided in non-GAAP tables   Three Months Ended Twelve Months Ended December 31, March 31, (Dollars in thousands, except per share information) 2017 2016 2016 2015 2014 2013 2012 2011 NON-PERFORMING ASSETS (NPA)                 Non-Performing Loans $13,624 $ 5,587 $ 3,619 $ 2,689 $ 7,738 $ 6,552 $ 8,784 $ 141 Troubled Debt Restructurings 1,256 - 1,272 125 2,618 - - 141 Other Real Estate and Repossessed Assets - - - 216 575 1,451 1,822 - Non-Preforming Assets 13,624 5,587 3,619 2,905 8,313 8,003 10,606 141 ASSET QUALITY RATIOS                 Non-Performing Assets / Assets 0.99% 0.46% 0.27% 0.24% 0.74% 0.79% 1.03% 0.02% Non-Performing Loans / Loans 1.36% 0.67% 0.39% 0.33% 1.09% 1.05% 1.41% 0.03% Non-Performing Assets / Loans + OREO 1.36% 0.67% 0.39% 0.36% 1.16% 1.27% 1.69% 0.03% Net Charge-Offs to Average Loans (Periods Annualized) 0.43% 0.38% 0.15% 0.38% 0.15% 0.11% 0.40% 0.14% Allowance for Loan and Lease Losses to Total Loans and Leases 1.39% 1.23% 1.24% 1.25% 1.58% 1.35% 1.32% 1.45% Allowance for Loan and Lease Losses to Non-Performing Loans 102.7% 184.3% 321.4% 376.8% 145.8% 129.1% 93.5% 4415.6%

Historical Financials * Reconciliation provided in non-GAAP tables   As of March 31, As of December 31, (Dollars in thousands, except per share information) 2017 2016 2016 2015 2014 2013 2012 2011 COMPOSITION OF LOANS HELD FOR INVESTMENT               Commercial Real Estate $ 360,955 $ 265,710 $ 302,322 $ 251,196 $ 219,793 $ 182,392 $ 177,584 $ 135,855 Consumer Real Estate 99,952 90,393 97,015 93,785 77,688 61,174 73,637 51,256 Construction and Land Development 74,007 52,480 94,491 52,522 46,193 30,217 35,674 24,676 Commercial and Industrial 420,825 381,548 379,620 353,442 332,914 312,527 279,755 175,518 Consumer 4,495 8,291 5,974 8,668 7,910 7,939 10,749 12,687 Other Loans 43,200 39,268 55,829 48,782 28,578 32,132 46,929 30,337 DEPOSIT COMPOSITION                 Non-Interest Bearing 223,450 220,686 197,788 190,580 157,355 135,448 102,786 66,641 Interest Checking 335,572 260,007 299,621 189,983 115,915 84,028 60,663 12,655 Savings & Money Market 421,203 435,680 447,686 437,214 484,600 427,312 544,762 404,775 Time Deposits Less Than $100,000 40,014 45,223 41,128 45,902 51,813 46,819 52,844 21,563 Time Deposits Greater Than or Equal to $100,000 137,757 124,740 142,500 174,781 171,373 185,482 158,778 115,578

Historical Financials   Three Months Ended Twelve Months Ended December 31,   March 31, (Dollars in thousands, except per share information) 2017 2016 2016 2015 2014 2013 2012 2011 REAL ESTATE - COMMERCIAL AND CONSTRUCTION CONCENTRATIONS             Construction and Development $ 74,007 $ 52,480 $ 94,491 $ 52,522 $ 46,193 $ 30,217 $ 35,674 $ 24,676 Commercial Real Estate and Construction 334,469 219,169 282,513 198,285 172,803 146,258 150,253 109,988 Construction and Development to Total Risk Based Capital (Reg. 100%) 48.5% 44.5% 63.2% 45.3% 42.8% 30.1% 36.7% 32.3% Coml. Real Estate and Const. to Total Risk Based Capital (Reg. 300%) 219.4% 185.7% 188.8% 170.9% 160.0% 145.8% 154.6% 144.0% MORTGAGE METRICS                 Total Origination Volume $ 93,162 $ 85,108 $ 522,037 $ 422,323 $ 253,099 - - - Total Mortgage Loans Sold 101,118 92,654 523,031 407,941 245,891 - - - Purchase Volume as a % of Originations 72% 64% 67% 72% 76% - - - Mortgage Fees/Gain on Sale of Loans 1,216 1,347 7,375 5,962 4,067 - - - Mortgage Fees/Gain on Sale as a % of Loans Sold 1.20% 1.45% 1.41% 1.46% 1.65% - - - Mortgage Fees/Gain on Sale as a % of Total Revenue 10.1% 11.9% 14.9% 13.7% 10.2% - - -

  Three Months Ended March 31, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2017 2016 2016 2015 2014 2013 2012 2011 PRE-TAX PRE-PROVISION NET INCOME Pre-Tax Income $ 285 $ 2,380 $ 13,590 $ 11,029 $ 7,404 $ 10,157 $ 6,230 $ 2,073 Add: Provision for Loan and Lease Losses 3,405 937 2,829 1,651 3,869 938 3,968 1,897 Pre-Tax Pre-Provision Net Income 3,690 3,317 16,419 12,680 11,273 11,095 10,197 3,970 PRE-TAX PRE-PROVISION RETURN ON AVERAGE ASSETS Total Average Assets $1,340,237 $1,181,428 $1,262,763 $ 1,140,760 $ 1,064,705 $ 1,028,709 $ 846,901 $ 612,775 Pre-Tax Pre-Provision Net Income 3,690 3,317 16,419 12,680 11,273 11,095 10,197 3,970 Pre-Tax Pre-Provision Return on Average Assets 1.12% 1.13% 1.30% 1.11% 1.06% 1.08% 1.20% 0.65% Non-GAAP Financial Measures

Non-GAAP Financial Measures

	As of March 31,		As of December 31,					
(Dollars in thousands, except per share information)	2017	2016	2016	2015	2014	2013	2012	2011
TANGIBLE EQUITY								
Total Shareholders' Equity	$ 140,211	$ 110,859	$ 139,207	$ 108,586	$ 102,651	$ 96,191	$ 100,477	$ 74,570
Less: Intangible Assets	6,276	6,330	6,290	6,344	6,398	284	317	-
Tangible Equity	133,935	104,528	132,918	102,242	96,253	95,907	100,160	74,570
TANGIBLE COMMON EQUITY								
Tangible Equity	$ 133,935	$ 104,528	$ 132,918	$ 102,242	$ 96,253	$ 95,907	$ 100,160	$ 74,570
Less: Preferred Equity	9,000	16,500	9,000	16,500	16,500	16,500	16,500	16,500
Tangible Common Equity	124,935	88,028	123,918	85,742	79,753	79,407	83,660	58,070
TANGIBLE EQUITY TO TANGIBLE ASSETS								
Tangible Equity	$ 133,935	$ 104,528	$ 132,918	$ 102,242	$ 96,253	$ 95,907	$ 100,160	$ 74,570
Total Assets	1,381,703	1,223,180	1,333,675	1,206,800	1,128,395	1,009,485	1,031,755	711,183
Less: Intangible Assets	6,276	6,330	6,290	6,344	6,398	284	317	-
Tangible Assets	1,375,426	1,216,849	1,327,385	1,200,456	1,121,997	1,008,425	1,031,437	711,183
Tangible Equity to Tangible Assets	9.74%	8.59%	10.01%	8.52%	8.58%	9.51%	9.71%	10.49%
TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS								
Tangible Common Equity	$ 124,935	$ 88,028	$ 132,918	$ 85,742	$ 79,753	$ 79,407	$ 83,660	$ 58,070
Tangible Assets	1,375,426	1,216,849	1,327,385	1,200,456	1,121,997	1,008,425	1,031,437	711,183
Tangible Common Equity to Tangible Assets	9.08%	7.23%	9.34%	7.14%	7.11%	7.87%	8.11%	8.17%

CAPSTAR FINANCIAL HOLDINGS, INC. 28

Non-GAAP Financial Measures

(Dollars in thousands, except per share information)	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016	Twelve Months Ended December 31, 2016	2015	2014	2013	2012	2011
RETURN ON AVERAGE TANGIBLE EQUITY (ROATE)								
Total Average Shareholder's Equity	$ 141,551	$ 110,820	$ 120,123	$ 106,727	$ 101,030	$ 99,153	$ 88,990	$ 70,625
Less: Average Intangible Assets	6,285	6,338	6,318	6,371	6,855	301	1,151	-
Average Tangible Equity	135,266	104,481	113,805	100,356	94,175	98,852	87,838	70,625
Net Income to Shareholders	332	1,584	9,097	7,559	4,992	6,408	9,398	2,073
Return on Average Tangible Equity (ROATE)	1.00%	6.10%	7.99%	7.53%	5.30%	6.48%	10.70%	2.94%
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)								
Average Tangible Equity	$ 135,266	$ 104,481	$ 113,805	$ 100,356	$ 94,175	$ 98,852	$ 87,838	$ 70,625
Less: Preferred Equity	9,000	16,500	14,533	16,500	16,500	16,500	16,500	16,500
Average Tangible Common Equity	126,266	87,981	99,273	83,856	77,675	82,352	71,338	54,125
Net Income to Shareholders	332	1,584	9,097	7,559	4,992	6,408	9,398	2,073
Return on Average Tangible Common Equity (ROATCE)	1.07%	7.24%	9.16%	9.01%	6.43%	7.78%	13.17%	3.83%
ADJUSTED SHARES OUTSTANDING AT END OF PERIOD								
Shares of Common Stock Outstanding	11,218,328	8,677,902	11,204,515	8,577,051	8,471,516	8,353,087	8,705,283	7,142,783
Shares of Preferred Stock Outstanding	878,049	1,609,756	878,049	1,609,756	1,609,756	1,609,756	1,609,756	1,609,756
Adjusted Shares Outstanding at End of Period	12,096,377	10,287,658	12,082,564	10,186,807	10,081,272	9,962,843	10,315,039	8,752,539

CAPSTAR FINANCIAL HOLDINGS, INC.
29

As of March 31, As of December 31, (Dollars in thousands, except per share information) 2017 2016 2016 2015 2014 2013 2012 2011 BOOK VALUE PER SHARE, ADJUSTED Total Shareholders Equity $ 140,211 $ 110,859 $ 139,207 $ 108,586 $ 102,651 $ 96,191 $ 100,477 $ 74,570 Adjusted Shares Outstanding at End of Period 12,096,377 10,287,658 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Book Value Per Share, Adjusted $11.59 $10.78 $11.52 $10.66 $10.18 $9.65 $9.74 $8.52 TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Common Equity $ 124,935 $ 88,028 $ 123,918 $ 85,742 $ 79,753 $ 79,407 $ 83,660 $ 58,070 Shares of Common Stock Outstanding 11,218,328 8,677,902 11,204,515 8,577,051 8,471,516 8,353,087 8,705,283 7,142,783 Tangible Book Value Per Share, Reported $ 11.14 $ 10.14 $11.06 $10.00 $9.41 $9.51 $9.61 $8.13 TANGIBLE BOOK VALUE PER SHARE, ADJUSTED Tangible Equity $ 133,935 $ 104,528 $ 132,918 $ 102,242 $ 96,253 $ 95,907 $ 100,160 $ 74,570 Adjusted Shares Outstanding at End of Period 12,096,377 10,287,658 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Tangible Book Value Per Share, Adjusted $ 11.07 $ 10.16 $11.00 $10.04 $9.55 $9.63 $9.71 $8.52 Non-GAAP Financial Measures

Historical C&D and CRE & Construction as a Percentage of Risk-Based Capital C&D and CRE & Construction Concentration Data as of 12/31 each respective year (2011-2016); Data as of 3/31/17 Blue line designates recommended limits from the regulators for CRE loans to risk-based capital Gold line designates recommended limits from the regulators for C&D loans to risk-based capital

CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Claire W. Tucker President and Chief Executive Officer CapStar Financial Holdings, Inc. (615) 732-6402 Email: ctucker@capstarbank.com Rob Anderson Chief Financial and Administrative Officer CapStar Financial Holdings, Inc. (615) 732-6470 Email: randerson@capstarbank.com Corporate Headquarters